Goldman Sachs Funds

MID CAP EQUITY FUND        Semi-Annual Report July 31, 1998

                           Long-term capital growth

                           potential through a diversified

                           portfolio of equity securities.

                                                                         Goldman
                                                                         Sachs

GOLDMAN SACHS MIDCAP EQUITY FUND

Fund Basics
as of July 31, 1998

Assets Under Management

    $408 Million

Number of Holdings

       49

NASDAQ SYMBOLS

Class A Shares

     GCMAX

Class B Shares

     GCMBX

Class C Shares

     GCMCX

Institutional Shares

     GSMCX

Service Shares

     GSMSX


Mutual funds, annuities, and other investment products:

 .       are not FDIC insured;

 .       are not deposits or obligations of, or guaranteed by, any
        financial institution;

 .       are subject to investment risks, including possible loss of the principal amount invested.

-----------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-----------------------------------------------------------------------------------------
January 31, 1998-July 31, 1998     Fund Total Return (based on NAV)/1/     Russell MidCap
                                                                             Index /2/
Class A                           -3.52%                                   5.91%
Class B                           -3.71%                                   5.91%
Class C                           -3.75%                                   5.91%
Institutional                     -3.28%                                   5.91%
Service                           -3.47%                                   5.91%
-----------------------------------------------------------------------------------------


/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Russell MidCap Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------
SEC TOTAL RETURN
---------------------------------------------------------------------------------------
For the period ended 7/31/98   Class A     Class B    Class C   Institutional   Service
---------------------------------------------------------------------------------------
Last 6 months /3/             -8.83%      -8.52%     -4.71%    -3.28%          -3.47%
One Year /4/                   N/A         N/A        N/A       0.16%          -0.25%
Five Years /4/                 N/A         N/A        N/A       N/A             N/A
Since Inception               -5.73%/3/   -5.62%/3/  -1.60%/3/  19.34%/4/       2.52%/4/
                              (8/15/97)   (8/15/97)  (8/15/97) (8/1/95)        (7/18/97)
---------------------------------------------------------------------------------------

/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $22.06 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

-------------------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
-------------------------------------------------------------------------------------------
                                % of Total
Company Holding                 Net Assets              Line of Business
-------------------------------------------------------------------------------------------
Aetna, Inc.                     4.19%                   Healthcare Management
Fruit Of The Loom, Inc.         3.80%                   Textiles
Central Maine Power Co.         3.45%                   Utilities
Quantum Corp.                   3.37%                   PC & Peripherals
Union Carbide Corp.             3.13%                   Chemical Products
Avnet, Inc.                     3.00%                   Semiconductors
Loews Corp.                     2.95%                   Insurance Brokers & Other Insurance
UST, Inc.                       2.86%                   Tobacco
Unicom Corp.                    2.85%                   Utilities
Tosco Corp.                     2.85%                   Energy Refining & Marketing
-------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

Market Overview


Dear Shareholder,

During the period under review, the bull market that began in 1995 continued its unprecedented run into positive territory. On July 17, the U.S. stock market, as measured by the Dow Jones Industrial Average, reached a record level of 9337.97. Simultaneously, investors found themselves subjected to increasing levels of market volatility.


 . The U.S. Equity Market: Amidst Increasing Volatility, Market Continues Its
  Climb -- The U.S. stock market generated strong performance, rising into record territory during the final month of the period under review. Throughout, the mantle of market leadership was held by mega-cap stocks, the largest and most liquid stocks in the Standard & Poor's 500 Index. Several factors -- including ongoing Asian market turbulence, benign inflation and concern about the sustainability of the current bull market -- made mega-caps the investment of choice among U.S. investors.

 . The U.S. Economy: A Growth Surge, Followed by a Slowdown -- Early in the period, a strong economy fueled speculation that the Federal Reserve Board would choose to increase rates in a preemptive strike against inflation. The move never came, though, as the release of economic indicators suggesting a slight slowdown in growth combined with fears that a rate increase could intensify a worsening situation in Asia. By period end, a need for a Fed increase was ruled out again as continued Asian market turbulence and a striking General Motors workforce combined to further curb the U.S. economy's pace of economic growth.

 . Market Outlook: Uncertainty Brings Opportunity -- We believe the recent sharp declines in the stock market have created opportunities to buy both excellent companies at discounted valuations and companies experiencing temporary uncertainties at deeply depressed prices. Longer term, in our opinion, the outlook for the economy and the stock market is favorable. We believe that the economy will continue to expand, albeit at a moderate rate, and that inflation will remain benign, allowing interest rates to hold steady.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


  /s/ David B. Ford                             /s/ John P. McNulty

  David B. Ford                                 John P. McNulty
  Co-Head,                                      Co-Head,
  Goldman Sachs Asset Management                Goldman Sachs Asset Management


  August 31, 1998

GOLDMAN SACHS MIDCAP EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Mid Cap Equity Fund for the six-month period ended July 31, 1998.


  Performance Review

  During the six-month period covered by this report, all of the Fund's share classes underperformed the 5.91% cumulative total return of the Fund's benchmark, the Russell MidCap Index. The Fund's underperformance relative to its benchmark is primarily attributable to our value discipline and strategy of buying uncertainty.

  We have consistently applied our strategy over the last five years, performing rigorous, firsthand research into low-expectation stocks. We aim to exploit market anomalies by investigating over-discounted company-specific or industry issues, understanding the fundamentals of cyclical or otherwise complex businesses, and building positions when companies are inexpensive relative to long-term earnings power. When, over the course of a multiyear investment horizon, short-term issues are resolved, cycles turn or corporate actions become evident and acknowledged by the broader Wall Street community, we believe that our value investments will generate solid returns for our clients.


  Portfolio Composition

  As bottom-up stock-pickers, the Fund's management team focuses on individual companies first, but sometimes finds a concentration of value within particular industries or sectors. With this in mind, as of July 31, 1998, the Fund maintained overweight positions in basic industry, consumer nondurables, health, media and communications, and transportation. Underweight positions were consumer nondurables, consumer services, defense/aerospace, energy, finance, technology and utilities.


  Portfolio Highlights

 . ShopKo Stores -- ShopKo contributed substantially to returns over the period.
  The company, a regional retailer operating primarily in the Midwest, has appreciated due to solid growth in its in-store optical and pharmacy businesses, benefiting from the increased popularity of over-the-counter vitamins, nutritional supplements and new premium drugs.

 . Lear Corp. -- Lear is well-positioned to benefit from favorable industry trends for light vehicle suppliers. In February, Lear agreed to buy GM's Delphi Automotive Systems' seating business. The acquisition should boost Lear's market share in the U.S. and Europe, and solidify its dominant position in North America.

 . Republic of New York Corp. -- Despite a weak start due to continued concerns over the effects of the Asian financial crisis on American companies, Republic New York Corp. fared well over the period. The position's performance was driven by growth at Safra Republic, a Swiss affiliate, of which it owns 49%.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

VALUE
INVESTMENT
PROCESS

Value stocks represent
companies that are currently
undervalued in the market,
but whose intrinsic value we
believe ultimately will be
recognized. Our value stock
selection process emphasizes
a bottom-up approach.

Search for Value
We search for value from a
universe of 1,000 stocks,
and then select 200 to 300
of the least expensive.

Fundamental Research
We refine our stock list through
rigorous analysis of companies'
"fundamentals" and face-to-
face meetings with company
management, competitors,
suppliers and customers.

Risk Management
We maintain ongoing risk
management resulting in an
intentional and quantifiable
risk/return profile.


  Key New Acquisitions

 . Loews Corp. -- Loews is a holding company composed of CNA Financial (more than
  60% of market value), Diamond Offshore and Lorillard Tobacco. We believe that Loews trades at an excessive conglomerate discount (that is, the net asset value of its subsidiaries represents a premium to its current market value) and therefore offers an inexpensive way to invest in an already attractively priced CNA. Additionally, the potential resolution of outstanding legal claims against the tobacco industry presents the opportunity to unlock the significant embedded value of Lorillard.

 . Tricon Global Restaurants -- Tricon, which is composed of Pizza Hut, Kentucky
  Fried Chicken and Taco Bell restaurants, was a division of Pepsi until September 1997. We believe that Tricon's new management is focused on improving operations and increasing restaurant sales to franchisees; these initiatives should enable the company to pay down debt, reduce expenses and remove underperforming stores from its portfolio. We believe that as Tricon's operational improvements and franchising program progress more quickly than expected, the company's bottom line will improve accordingly.


  Portfolio Outlook

  We remain focused on our value strategy, which entails rigorous, firsthand research into low expectation stocks. We aim to exploit market anomalies by investigating overdiscounted, company-specific industry issues, understanding the fundamentals of cyclical or otherwise complex businesses, and building positions in the portfolio when companies are inexpensive relative to long-term earnings power. We believe that our rigorous research has the potential to generate a portfolio of discounted names poised for long-term appreciation. Most importantly, when the current excesses are wrung from the system, we believe that our discipline has the potential to dampen volatility and preserve capital.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs U.S. Value Investment Team

  August 31, 1998

GOLDMAN SACHS MID CAP EQUITY FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


                Remember the factors

                you considered when you first

                began investing: your long-term

                objectives, time horizon, risk

                tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions -- avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Performance Summary
July 31, 1998 (Unaudited)
 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made in the Institutional Class of shares on August 1, 1995 (commence-ment of operations). For comparative purposes, the performance of the Fund's benchmark (the Russell Mid Cap Index) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institutional Class of shares due to differences in fees and loads.

 MID-CAP EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1995 TO JULY 31, 1998

 LOGO
GS-Mid Cap Equity Inst
Inception Date 08/01/95
               Russell
               Mid Cap
                Index        Fund
             -------------------------
AUG 1/95           10,000      10,000
AUG                10,153      10,140
SEPT               10,382      10,227
OCT                10,150       9,973
NOV                10,654      10,253
DEC                10,716      10,494
JAN/96             10,942      10,689
FEB                11,199      10,877
MAR                11,362      10,796
APR                11,683      10,937
MAY                11,860      11,085
JUNE               11,682      10,762
JULY               10,959      10,353
AUG                11,480      10,749
SEP                12,048      11,307
OCT                12,144      11,428
NOV                12,883      12,469
DEC                12,752      12,740
JAN/97             13,229      13,436
FEB                13,209      13,623
MAR                12,648      13,329
APR                12,963      14,010
MAY                13,909      15,337
JUNE               14,364      15,947
JULY               15,562      16,980
AUG                15,392      17,123
SEP                16,271      17,883
OCT                15,638      17,419
NOV                16,010      17,195
DEC                16,452      17,331
JAN '98            16,143      17,583
FEB                17,405      18,801
MAR                18,230      19,362
APR                18,276      19,670
MAY                17,709      19,313
JUNE               17,954      18,639
JULY               17,097      17,006

                                            SINCE INCEPTION
                                               OF CLASS     ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED AUGUST 15, 1997)(A)
  Excluding sales charges                            -0.22%      n/a     -3.52%
  Including sales charges                            -5.73%      n/a     -8.83%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                       -0.66%      n/a     -3.71%
  Including redemption charges                       -5.62%      n/a     -8.52%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                       -0.60%      n/a     -3.75%
  Including redemption charges                       -1.60%      n/a     -4.71%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1,
  1995)                                              19.34%    0.16%     -3.28%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED JULY 18, 1997)             2.52%   -0.25%     -3.47%
 ------------------------------------------------------------------------------

 (a) Since inception represents the cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                                  VALUE
 COMMON STOCKS - 96.0%
  AIRFREIGHT, TRUCK & OTHER - 2.8%
  262,700 CNF Transportation, Inc.               $ 11,361,775
 ------------------------------------------------------------
  AIRLINES - 0.6%
  48,700  Continental Airlines, Inc.*               2,605,450
 ------------------------------------------------------------
  AUTO SUPPLIERS - 2.4%
  181,800 Lear Corp.*                               9,646,763
 ------------------------------------------------------------
  BANKS - 4.6%
  369,900 Pacific Century Financial Corp.           7,259,288
  195,200 Republic of New York Corp.               11,577,800
                          -----------------------------------
                                                   18,837,088
 ------------------------------------------------------------
  CHEMICAL PRODUCTS - 5.3%
  345,100 IMC Global, Inc.                          8,821,619
  266,700 Union Carbide Corp.                      12,801,600
                          -----------------------------------
                                                   21,623,219
 ------------------------------------------------------------
  COMPUTER SERVICES/SOFTWARE - 2.2%
  429,700 Quest Diagnostics Inc.*                   8,808,850
 ------------------------------------------------------------
  CONSTRUCTION/ENVIRONMENTAL SERVICES - 2.3%
  222,600 Fluor Corp.                               9,363,113
 ------------------------------------------------------------
  DEPARTMENT STORES - 4.3%
  163,200 Sears Roebuck & Co.                       8,282,400
  319,800 ShopKo Stores Inc.*                       9,354,150
                          -----------------------------------
                                                   17,636,550
 ------------------------------------------------------------
  ENERGY REFINING & MARKETING - 2.8%
  415,600 Tosco Corp.                              11,636,800
 ------------------------------------------------------------
  FOREST PRODUCTS - 6.2%
  170,700 Georgia Pacific Corp.                     8,769,713
  433,200 Georgia-Pacific Corp. (Timber Group)      9,719,925
  524,200 Stone Container Corp.*                    6,847,363
                          -----------------------------------
                                                   25,337,001
 ------------------------------------------------------------
  GAMING COMPANIES - 1.9%
  574,200 Circus Circus Enterprises, Inc.*          7,859,363
 ------------------------------------------------------------
  HEALTHCARE MANAGEMENT - 8.8%
  247,300 Aetna, Inc.                              17,140,981
  324,800 Foundation Health Systems, Inc.*          6,699,000
  374,300 Tenet Healthcare Corp.*                  11,205,606
  27,600  Trigon Healthcare, Inc.*                    864,225
                          -----------------------------------
                                                   35,909,812
 ------------------------------------------------------------
  HOTELS & RESTAURANTS - 0.9%
  105,300 Tricon Global Restaurants, Inc.*          3,724,988
 ------------------------------------------------------------
  INSURANCE BROKERS & OTHER INSURANCE - 3.0%
  149,500 Loews Corp.                              12,053,438
 ------------------------------------------------------------

  SHARES  DESCRIPTION                              VALUE
 COMMON STOCKS - (CONTINUED)
  INSURANCE SPECIALTY - 1.2%
  177,750 Old Republic International Corp.   $  4,721,484
 --------------------------------------------------------
  INSURANCE-LIFE - 2.7%
  57,249  American General Corp.                3,910,822
  142,200 Reliastar Financial Corp.             7,056,675
                          -------------------------------
                                               10,967,497
 --------------------------------------------------------
  INSURANCE-PROPERTY AND CASUALTY - 3.6%
  79,000  Allmerica Financial Corp.             5,283,125
  235,400 CNA Financial Corp.*                  9,327,725
                          -------------------------------
                                               14,610,850
 --------------------------------------------------------
  INTEGRATED OIL - 1.5%
  95,500  Elf Aquitane ADR                      6,195,563
 --------------------------------------------------------
  LOGISTICS/RAIL - 2.0%
  341,900 Canadian Pacific, Ltd.                8,162,863
 --------------------------------------------------------
  MEDIA & COMMUNICATIONS - 0.3%
  56,200  AH Belo Corp.                         1,180,666
 --------------------------------------------------------
  PACKAGING - 1.0%
  98,100  Crown Cork & Seal, Inc.               4,034,363
 --------------------------------------------------------
  PC AND PERIPHERALS - 4.5%
  25,900  CHS Electronics, Inc.*                  443,538
  788,500 Quantum Corp.*                       13,798,750
  177,400 Seagate Technology, Inc.*             4,035,850
                          -------------------------------
                                               18,278,138
 --------------------------------------------------------
  PHARMACEUTICALS - 1.0%
  433,900 Perrigo Co.*                          4,094,931
 --------------------------------------------------------
  REAL ESTATE - 0.6%
  117,800 LNR Property Corp.                    2,628,413
 --------------------------------------------------------
  SEMICONDUCTORS - 5.0%
  223,700 Avnet, Inc.                          12,275,538
  608,750 Vishay Intertechnology, Inc.*         7,989,844
                          -------------------------------
                                               20,265,382
 --------------------------------------------------------
  STEEL - 4.4%
  503,000 AK Steel Holding Corp.                8,016,563
  397,100 ISPAT International NV*               6,006,138
  149,000 Ucar International, Inc.*             3,929,875
                          -------------------------------
                                               17,952,576
 --------------------------------------------------------
  SUPERMARKETS - 1.7%
  464,000 Fleming Companies, Inc.               7,105,000
 --------------------------------------------------------
  TEXTILES - 3.8%
  497,800 Fruit of The Loom, Inc.*             15,525,138
 --------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS -
   2.0%
  130,800 Goodyear Tire & Rubber Co.            7,970,625
 --------------------------------------------------------

                                               GOLDMAN SACHS MID CAP EQUITY FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES  DESCRIPTION                        VALUE
 COMMON STOCKS - (CONTINUED)
  TOBACCO - 4.9%
  337,800 RJR Nabisco Holdings, Inc.   $  8,254,988
  433,500 UST, Inc.                      11,704,500
                          -------------------------
                                         19,959,488
 --------------------------------------------------
  UTILITIES - 7.7%
  745,500 Central Maine Power Co.        14,117,906
  380,000 Northeast Utilities*            5,795,000
  336,700 Unicom Corp.                   11,637,186
                          -------------------------
                                         31,550,092
 --------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $404,171,388)                  $391,607,279
 --------------------------------------------------

  PRINCIPAL             INTEREST                       MATURITY
  AMOUNT                  RATE                           DATE                             VALUE
 REPURCHASE AGREEMENT - 3.8%
  Joint Repurchase Agreement Account
  $15,700,000             5.69%                        08/03/98                     $ 15,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $15,700,000)                                                                $ 15,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $419,871,388)(A)                                                            $407,307,279
 -----------------------------------------------------------------------------------------------

  FEDERAL INCOME TAX
  INFORMATION:
  Gross unrealized
   gain for
   investments in
   which value exceeds
   cost                 $34,824,273
  Gross unrealized
   loss for
   investments in
   which
   cost exceeds value   (47,893,960)
 -----------------------------------
  Net unrealized loss  $(13,069,687)
 -----------------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $420,376,966.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $419,871,388)                                                  $407,307,279
  Cash                                                                    307
  Receivables:
  Investment securities sold                                        8,713,922
  Fund shares sold                                                  1,240,045
  Dividends and interest                                              318,164
  Deferred organization expenses, net                                  34,425
  Other assets                                                        269,177
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                    417,883,319
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                   7,443,427
  Fund shares repurchased                                           1,784,771
  Amounts owed to affiliates                                          705,569
  Accrued expenses and other liabilities                               69,517
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                10,003,284
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                 379,872,787
  Accumulated undistributed net investment income                   1,259,172
  Accumulated undistributed net realized gain on investment
  transactions                                                     39,312,185
  Net unrealized loss on investments                              (12,564,109)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $407,880,035
 -----------------------------------------------------------------------------

                                                    CLASS A   CLASS B CLASS C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (Unlimited shares
  authorized)                                     5,690,789 2,227,600 607,053
  Net asset and Class A redemption value per
  share(a)                                           $20.85    $20.77  $20.78
 ----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (Unlimited shares authorized)          10,992,894   3,973
  Net asset value, offering and redemption price per
  share                                                      $20.94  $20.87
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $22.06. At redemption, Class B and C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                   $   2,751,354
  Interest                                                             782,027
 ------------------------------------------------------------------------------
  TOTAL INCOME                                                       3,533,381
 ------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                    1,618,705
  Distribution fees                                                    351,219
  Transfer agent fees                                                  241,916
  Authorized dealer service fees                                       218,522
  Registration fees                                                     97,999
  Custodian fees                                                        53,753
  Professional fees                                                     30,667
  Amortization of deferred organization expenses                         8,465
  Trustee fees                                                           2,932
  Other                                                                 28,657
 ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     2,652,835
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs                        (248,533)
 ------------------------------------------------------------------------------
  NET EXPENSES                                                       2,404,302
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,129,079
 ------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain from:
  Investment transactions                                           24,623,892
  Net change in unrealized gain (loss) on:
  Investments                                                      (46,030,976)
  Translation of assets and liabilities denominated in foreign
  currencies                                                           288,441
 ------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS                                            (21,118,643)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ (19,989,564)
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $16,975.

GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Changes in Net Assets
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                    FOR THE
                                                           SIX MONTHS ENDED
                                                              JULY 31, 1998
                                                                (UNAUDITED)
  FROM OPERATIONS:
  Net investment income                                        $  1,129,079
  Net realized gain on investment transactions                   24,623,892
  Net change in unrealized gain (loss) on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                            (45,742,535)
 ---------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          (19,989,564)
 ---------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                             117,239,568
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                    (51,593,584)
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                   65,645,984
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 45,656,420
 ---------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                             362,223,615
 ---------------------------------------------------------------------------
  End of period                                                $407,880,035
 ---------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME              $  1,259,172
 ---------------------------------------------------------------------------

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                      FOR THE
                                                                   YEAR ENDED
                                                             JANUARY 31, 1998
  FROM OPERATIONS:
  Net investment income                                          $  1,525,200
  Net realized gain on investment transactions                     33,414,228
  Net change in unrealized gain (loss) on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                               11,262,563
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             46,201,991
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                                      (88,869)
  Class B shares                                                           --
  Class C shares                                                           --
  Institutional shares                                             (1,204,893)
  Service shares                                                          (15)
  In excess of net investment income
  Class A shares                                                      (63,822)
  Class B shares                                                      (36,518)
  Class C shares                                                       (7,184)
  Institutional shares                                                     --
  Service shares                                                           (8)
  From net realized gain on investment and foreign currency
  transactions
  Class A shares                                                   (2,003,140)
  Class B shares                                                     (739,050)
  Class C shares                                                     (118,344)
  Institutional shares                                            (23,361,534)
  Service shares                                                         (307)
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (27,623,684)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                               219,499,016
  Reinvestment of dividends and distributions                      27,184,097
  Cost of shares repurchased                                      (48,291,135)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                    198,391,978
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                                  216,970,285
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                               145,253,330
 -----------------------------------------------------------------------------
  End of year                                                    $362,223,615
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $    130,093
 -----------------------------------------------------------------------------

GOLDMAN SACHS MID CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                INCOME FROM
                                         INVESTMENT OPERATIONS(E)              DISTRIBUTIONS TO SHAREHOLDERS
                                      ------------------------------- ------------------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED
                                                    GAIN (LOSS) ON
                            NET ASSET    NET         INVESTMENTS,                IN EXCESS    FROM NET    NET INCREASE
                             VALUE,   INVESTMENT     OPTIONS AND       FROM NET    OF NET   REALIZED GAIN  (DECREASE)
                            BEGINNING   INCOME     FOREIGN CURRENCY   INVESTMENT INVESTMENT ON INVESTMENT IN NET ASSET
                            OF PERIOD   (LOSS)   RELATED TRANSACTIONS   INCOME     INCOME   TRANSACTIONS     VALUE
 FOR THE SIX MONTHS ENDED JULY 31, (UNAUDITED)
  1998 - Class A Shares      $21.61     $0.03           $(0.79)         $  --      $  --        $  --        $(0.76)
  1998 - Class B Shares       21.57     (0.02)           (0.78)            --         --           --         (0.80)
  1998 - Class C Shares       21.59     (0.02)           (0.79)            --         --           --         (0.81)
  1998 - Institutional
  Shares                      21.65      0.09            (0.80)            --         --           --         (0.71)
  1998 - Service Shares       21.62        --            (0.75)            --         --           --         (0.75)
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A Shares(b)    23.63      0.09             0.76          (0.06)     (0.04)       (2.77)        (2.02)
  1998 - Class B Shares(b)    23.63      0.06             0.74          (0.09)        --        (2.77)        (2.06)
  1998 - Class C Shares(b)    23.63      0.06             0.76          (0.09)        --        (2.77)        (2.04)
  1998 - Institutional
  Shares                      18.73      0.16             5.66          (0.13)        --        (2.77)         2.92
  1998 - Service Shares(b)    23.01      0.09             1.40          (0.11)        --        (2.77)        (1.39)
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Institutional
  Shares                      15.91      0.24             3.77          (0.24)     (0.93)       (0.02)         2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institutional
  Shares(b)                   15.00      0.13             0.90          (0.12)        --           --          0.91
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on August 15, 1997, August 15, 1997, August 15, 1997, August 1, 1995 and July 18, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

                                                                                      RATIOS ASSUMING NO
                                                                                      EXPENSE LIMITATIONS
                                                                                  ---------------------------


                                                                     RATIO OF                     RATIO OF
                                         NET ASSETS   RATIO OF    NET INVESTMENT   RATIO OF    NET INVESTMENT
   NET ASSET                 PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO  INCOME (LOSS)
   VALUE, END     TOTAL      TURNOVER      PERIOD    TO AVERAGE    AVERAGE NET    AVERAGE NET  TO AVERAGE NET
   OF PERIOD    RETURN(A)      RATE      (IN 000S)   NET ASSETS       ASSETS        ASSETS         ASSETS
     $20.85       (3.52)%(d)   27.55%(d)  $118,663      1.35%(c)       0.28%(c)      1.47%(c)       0.16%(c)
      20.77       (3.71)(d)    27.55(d)     46,268      1.85(c)       (0.21)(c)      1.97(c)       (0.33)(c)
      20.78       (3.75)(d)    27.55(d)     12,615      1.85(c)       (0.21)(c)      1.97(c)       (0.33)(c)
      20.94       (3.28)(d)    27.55(d)    230,251      0.85(c)        0.79(c)       0.97(c)        0.67(c)
      20.87       (3.47)(d)    27.55(d)         83      1.35(c)        0.18(c)       1.47(c)        0.06(c)
      21.61        3.42(d)     62.60        90,588      1.35(c)        0.33(c)       1.47(c)        0.21(c)
      21.57        3.17(d)     62.60        28,743      1.85(c)       (0.20)(c)      1.97(c)       (0.32)(c)
      21.59        3.27(d)     62.60         6,445      1.85(c)       (0.23)(c)      1.97(c)       (0.35)(c)
      21.65       30.86        62.60       236,440      0.85           0.78          0.97           0.66
      21.62        6.30(d)     62.60             8      1.35(c)        0.63(c)       1.43(c)        0.51(c)
-------------------------------------------------------------------------------------------------------------
      18.73       25.63        74.03       145,253      0.85           1.35          0.91           1.29
      15.91        6.89(d)     58.77(d)    135,671      0.85(c)        1.67(c)       0.98(c)        1.54(c)
-------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Mid Cap Equity Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

 G. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 H. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Service shares separately bear a service class fee payable monthly to service organizations for their services.

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 I. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 J. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.
   During the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding manage-ment, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and ex-traordinary expenses) to the extent such expenses exceeded .10% of the aver-age daily net assets of the Fund. For the six months ended July 31, 1998, Goldman Sachs reimbursed approximately $249,000. At July 31, 1998, approxi-mately $216,000 is owed to the Fund. Effective September 1, 1998, the expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $329,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $281,000, $198,000, $127,000 and $100,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the six-months ended July 31, 1998, were $196,584,760 and $109,436,571, respectively.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At July 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $15,700,000 in principal amount. At July 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                 PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                   AMOUNT      RATE      DATE        COST
 -----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.,  $100,000,000     5.70% 08/03/98 $  100,000,000
 dated 07/31/98, repurchase price $100,047,500 (total collateral value
 $103,015,560 consisting of GNMA: 6.50%, 08/15/27; FHLMC: 7.00%, 11/01/27;
FNMA: 9.00%, 11/01/25)
 -----------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE,   200,000,000     5.68  08/03/98    200,000,000
 dated 07/31/98, repurchase price $200,094,667 (total collateral value
 $207,985,925 consisting of FMNA: 7.00%, 03/01/28; FHLMC: 5.50%, 05/01/13)
 -----------------------------------------------------------------------------
 NATIONSBANK,                    300,000,000     5.70  08/03/98    300,000,000
 dated 07/31/98, repurchase price $300,142,500 (total collateral value
 $306,061,477 consisting of FNMA: 6.50%, 11/01/12)
 -----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL,                          450,000,000     5.70  08/03/98    450,000,000
 dated 07/31/98, repurchase price $450,213,750 (total collateral value
 $459,000,001 consisting of FNMA: 5.50%-9.00%, 07/01/99-08/01/28; FHLMC:
 5.00%-8.50%, 12/01/98-07/01/28)
 -----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY,           404,700,000     5.69  08/03/98    404,700,000
 dated 07/31/98, repurchase price $404,891,895 (total collateral value
 $413,162,707 consisting of FNMA: 6.50%-8.00%, 08/01/26-07/01/28; FHLMC:
 8.00%-8.50%, 05/01/27-11/01/27)
 -----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $1,454,700,000
 -----------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

 8. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and for the year ended January 31, 1998 are as follows:

                           FOR THE SIX MONTHS
                           ENDED JULY 31, 1998
                               (UNAUDITED)         FOR THE YEAR ENDED JANUARY 31, 1998
                            ------------------------------------------------------------
                             SHARES       DOLLARS            SHARES             DOLLARS
 ---------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold              3,127,975  $ 72,265,975         5,841,266  $      131,260,250
 Reinvestments of divi-
dends and distributions          --            --            94,688           2,037,019
 Shares repurchased      (1,629,123)  (37,222,059)       (1,744,017)        (40,763,741)
                            ------------------------------------------------------------
                          1,498,852    35,043,916         4,191,937          92,533,528
 ---------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold              1,003,946    23,418,233         1,399,203          30,963,114
 Reinvestments of divi-
dends and distributions          --            --            30,492             662,853
 Shares repurchased        (108,641)   (2,450,768)          (97,400)         (2,201,814)
                            ------------------------------------------------------------
                            895,305    20,967,465         1,332,295          29,424,153
 ---------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                353,053     8,239,883           324,716           7,154,293
 Reinvestments of divi-
dends and distributions          --            --             4,930             106,487
 Shares repurchased         (44,521)   (1,020,197)          (31,125)           (693,155)
                            ------------------------------------------------------------
                            308,532     7,219,686           298,521           6,567,625
 ---------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                556,447    13,235,477         2,288,783          50,110,458
 Reinvestments of divi-
dends and distributions          --            --         1,099,576          24,377,632
 Shares repurchased        (484,782)  (10,900,560)         (222,904)         (4,630,323)
                            ------------------------------------------------------------
                             71,665     2,334,917         3,165,455          69,857,767
 ---------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                  3,613        80,000               452              10,901
 Reinvestments of divi-
dends and distributions          --            --                 5                 106
 Shares repurchased              --            --               (97)             (2,102)
                            ------------------------------------------------------------
                              3,613        80,000               360               8,905
 ---------------------------------------------------------------------------------------
 NET INCREASE             2,777,967  $ 65,645,984         8,988,568        $198,391,978
 ---------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 9. OTHER MATTERS

 As of July 31, 1998, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of 52% of the outstanding shares of the Fund.

                                                      GOLDMAN SACHS FUND PROFILE



Goldman Sachs Mid Cap Equity Fund

THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Mid Cap Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
  With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
  Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
  Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk --a process that is integrated into all Goldman Sachs investment products.

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Mid Cap Equity Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $500 million and $10 billion at the time of investment.

Target Your Needs

The Goldman Sachs Mid Cap Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION

Higher Risk/Return                                            Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY      DOMESTIC EQUITY      FIXED INCOME        MONEY MARKET
                          . Goldman Sachs
                            Mid Cap Equity
                            Fund


For More Information

To learn more about the Goldman Sachs Mid Cap Equity Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004


TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved. Date of first use:
September 30, 1998

MIDCAPSAR /49K / 9-98